Exhibit 10.2

        ANACOR PHARMACEUTICALS, INC.

2001 EQUITY INCENTIVE PLAN

(as amended September 3, 2002)
(as further amended March 8, 2005)
(as further amended June 5, 2007)
(as further amended January 25, 2008)
(as further amended on April 8, 2010)

ANACOR PHARMACEUTICALS, INC.
2001 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Anacor Pharmaceuticals, Inc. 2001 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)   "Acquisition" means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the continuing or surviving entity's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

          (b)   "Administrator" means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

          (c)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

          (f)    "Committee" means a committee appointed by the Board in accordance with Section 4 hereof.

          (g)   "Common Stock" means the Common Stock of the Company, with par value $0.001 per share.

          (h)   "Company" means Anacor Pharmaceuticals, Inc., a Delaware corporation.

          (i)    "Consultant" means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

          (j)    "Director" means a member of the Board.

          (k)   "Employee" means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

          (m)  "Fair Market Value" means, as of any date, the value of a share of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n)   "Holder" means a person who has been granted or awarded an Option or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

          (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

          (p)   "Independent Director" means a Director who is not an Employee of the Company.

          (q)   "Non-Qualified Stock Option" means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)   "Option" means a stock option granted pursuant to the Plan.

          (t)    "Option Agreement" means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)   "Parent" means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (v)   "Plan" means the Anacor Pharmaceuticals, Inc. 2001 Equity Incentive Plan.

          (w)  "Public Trading Date" means the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated

  (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

          (x)   "Restricted Stock" means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 12 below.

          (y)   "Restricted Stock Purchase Agreement" means an agreement granting the Company the right to repurchase Restricted Stock.

          (z)   "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          (aa) "Section 16(b)" means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

          (bb) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

          (cc) "Service Provider" means an Employee, Director or Consultant.

          (dd) "Share" means a share of Common Stock, as adjusted in accordance with Section 13 below.

          (ee) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 12 below.

          (ff)  "Subsidiary" means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.001 per share. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 12,721,441 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the Shares not purchased which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

        4.    Administration of the Plan.

          (a)    Administrator.    Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

            (iii)  to determine the number of Shares to be covered by each such award granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

             (v)  to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

            (vi)  to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

           (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (viii)  to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (ix)  to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 15 hereinafter; and

             (x)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (c)    Effect of Administrator's Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

        5.    Eligibility.    Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

        6.    Limitations.

          (a)   Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

          For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b)   Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder's employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c)   No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than five hundred thousand (500,000) Shares; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by

  Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 hereinafter. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13 hereinafter), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

        7.    Term of Plan.    The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders.

        8.    Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

          (a)   Except as provided in Section 13 hereof, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option:

              A.    granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

              B.    granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

             (ii)  In the case of a Non-Qualified Stock Option:

              A.    granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant;

              B.    granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b)   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months and a day on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

        10.    Exercise of Option.

          (a)    Vesting; Fractional Exercises.    Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that, except with regard to Options granted to Officers, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions, such as continuing to be a Service Provider. An Option may not be exercised for a fraction of a Share.

          (b)    Deliveries upon Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Secretary of the Company or his or her office of all of the following:

              (i)  A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

             (ii)  Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

            (iii)  Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h) hereof, a Restricted Stock Purchase Agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

            (iv)  In the event that the Option shall be exercised pursuant to Section 10(f) hereof by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

          (c)    Conditions to Delivery of Share Certificates.    The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

              (i)  The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

             (ii)  The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

            (iii)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

            (iv)  The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

             (v)  The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b) hereof.

          (d)    Termination of Relationship as a Service Provider.    If a Holder ceases to be a Service Provider other than by reason of the Holder's disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than thirty (30) days (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder's termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (e)    Disability of Holder.    If a Holder ceases to be a Service Provider as a result of the Holder's disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder's termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the

  Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (f)    Death of Holder.    If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement, provided, however, that prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Holder's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder's termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder's estate or, if none, by the person(s) entitled to exercise the Option under the Holder's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (g)    Regulatory Extension.    A Holder's Option Agreement may provide that if the exercise of the Option following the termination of the Holder's status as a Service Provider (other than upon the Holder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 hereof or (ii) the expiration of a period of three (3) months after the termination of the Holder's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

          (h)    Early Exercisability.    The Administrator may provide in the terms of a Holder's Option Agreement that the Holder may, at any time before the Holder's status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 20 hereof, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

          (i)    Buyout Provisions.    The Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

        11.    Non-Transferability of Options and Stock Purchase Rights.    Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

        12.    Stock Purchase Rights.

          (a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer; provided, however, that to the extent required to comply with applicable securities laws, the purchase price of such Shares shall not be less than the purchase price requirements set forth in Section 260.140.42 of Title 10 of the

  California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)    Repurchase Right.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Service Provider for any reason. Subject to Section 20 hereinafter, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock Purchase Agreement.

          (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        13.    Adjustments upon Changes in Capitalization, Merger or Asset Sale.

          (a)   In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the following:

              (i)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

             (ii)  the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

            (iii)  the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b)   In the event of any transaction or event described in subsection 13(a) hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

              (i)  To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder's rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

             (ii)  To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

            (iii)  To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iv)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

             (v)  To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock Purchase Agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock Purchase Agreement.

          (c)   Subject to Section 3 hereof, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d)   If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and

  (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition.

          (e)   Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock Purchase Agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock Purchase Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (f)    The existence of the Plan, any Option Agreement or Restricted Stock Purchase Agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        14.    Time of Granting Options and Stock Purchase Rights.    The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        15.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 13 hereof, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7.

          (b)    Stockholder Approval.    The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

        16.    Stockholder Approval.    The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that such Options, Stock Purchase Rights and Restricted Stock shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Stock Purchase Rights and Restricted Stock previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

        17.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18.    Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19.    Information to Holders and Purchasers.    Prior to the Public Trading Date and to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

        20.    Repurchase Provisions.    The Administrator in its sole discretion may provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon the occurrence of certain specified events, including, without limitation, a Holder's termination as a Service Provider, divorce, bankruptcy or insolvency; provided, however, that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock Purchase Agreement or in another agreement referred to in such agreement and, provided further, that to the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right set forth in an Option or Stock Purchase Right granted prior to the Public Trading Date to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination as a Service Provider at not less than the Fair Market Value of the shares to be purchased on the date of termination of status as a Service Provider, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or in the case of shares issued upon exercise of Options or Stock Purchase Rights after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the Plan participant and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination as a Service Provider at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or, in the case of shares issued upon exercise of Options or Stock Purchase Rights, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Plan participant.

        21.    Investment Intent.    The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        22.    Governing Law.    The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

ANACOR PHARMACEUTICALS, INC.

2001 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

[version used prior to March 2009]

«Optionee»

        You have been granted an option to purchase Common Stock of Anacor Pharmaceuticals, Inc. (the "Company") as follows:

Board Approval Date:	«BoardApprovalDate»
Date of Grant:	«GrantDate»
Exercise Price per Share:	$«ExercisePrice»
Total Number of Shares Granted:	«NoofShares»
Total Exercise Price:	$«TotalExercisePrice»
Type of Option:	«ISO» Incentive Stock Option
«NSO» Nonstatutory Stock Option
Expiration Date:	«ExpirDate»
Vesting Commencement Date:	«VestingCommencementDate»
Vesting/Exercise Schedule:
So long as your employment or consulting relationship with the Company continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: «Vesting_Schedule»
Termination Period:
This Option may be exercised for 3 months after termination of employment or consulting relationship except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.
Transferability:	This Option may not be transferred.

        By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Anacor Pharmaceuticals, Inc. 2001 Equity Incentive Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

        In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

ANACOR PHARMACEUTICALS, INC.
«Optionee»	By:	Lucy Day Vice President, Finance

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ANACOR PHARMACEUTICALS, INC.

2001 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

        1.    Grant of Option.    Anacor Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby grants to «Optionee» ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise price per Share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the Anacor Pharmaceuticals, Inc. 2001 Equity Incentive Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

        2.    Designation of Option.    This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

        Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

        3.    Exercise of Option.    This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

          (a)    Right to Exercise.

              (i)  This Option may not be exercised for a fraction of a share.

             (ii)  In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

            (iii)  In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (b)    Method of Exercise.

              (i)  This Option shall be exercisable by execution and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Exercise Agreement") or of any other form of written notice approved for such purpose by the Company which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

             (ii)  As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

            (iii)  The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

        4.    Method of Payment.    Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

          (a)   cash or check;

          (b)   prior to the date, if any, upon which the Common Stock becomes a Listed Security, by surrender of other shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised. In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such other period of time as is necessary to avoid the Company's incurring adverse accounting charges); or

          (c)   following the date, if any, upon which the Common Stock is a Listed Security, delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

        5.    Termination of Relationship.    Following the date of termination of Optionee's Continuous Service Status for any reason (the "Termination Date"), Optionee may exercise the Option only as set forth in the Notice and this Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (a)    Termination.    In the event of termination of Optionee's Continuous Service Status other than as a result of Optionee's disability or death, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set forth in the Notice.

          (b)    Other Terminations.    In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

            (i)    Termination upon Disability of Optionee.    In the event of termination of Optionee's Continuous Service Status as a result of Optionee's disability, Optionee may, but only within twelve months from the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date.

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            (ii)    Death of Optionee.    In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option as of the Termination Date.

        6.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

        7.    Tax Consequences.    Below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)    Incentive Stock Option.

            (i)    Tax Treatment upon Exercise and Sale of Shares.    If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise. If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

            (ii)    Notice of Disqualifying Dispositions.    With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two years after the Option grant date, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

          (b)    Nonstatutory Stock Option.    If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If Shares issued upon exercise of a Nonstatutory Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

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        8.    Lock-Up Agreement.    In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        9.    Effect of Agreement.    Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

[Signature Page Follows]

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        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

«OPTIONEE»	ANACOR PHARMACEUTICALS, INC.
By:
Dated:

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EXHIBIT A

ANACOR PHARMACEUTICALS, INC.

2001 EQUITY INCENTIVE PLAN

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

        This Agreement ("Agreement") is made as of                        , by and between Anacor Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and «Optionee» ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2001 Equity Incentive Plan.

        1.    Exercise of Option.    Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                        shares of the Common Stock (the "Shares") of the Company under and pursuant to the Company's 2001 Equity Incentive Plan (the "Plan") and the Stock Option Agreement granted «GrantDate» (the "Option Agreement"). The purchase price for the Shares shall be $«ExercisePrice» per Share for a total purchase price of $            . The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

        2.    Time and Place of Exercise.    The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the exercise price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 4 of the Option Agreement, or (d) by a combination of the foregoing.

        3.    Limitations on Transfer.    In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a)    Right of First Refusal.    Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the "Right of First Refusal").

            (i)    Notice of Proposed Transfer.    The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

            (ii)    Exercise of Right of First Refusal.    At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

            (iii)    Purchase Price.    The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

            (iv)    Payment.    Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

            (v)    Holder's Right to Transfer.    If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

            (vi)    Exception for Certain Family Transfers.    Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)    Involuntary Transfer.

            (i)    Company's Right to Purchase upon Involuntary Transfer.    In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

            (ii)    Price for Involuntary Transfer.    With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed

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    upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (c)    Assignment.    The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (e)    Restrictions Binding on Transferees.    All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are satisfied.

          (f)    Termination of Rights.    The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) herein and delivered to Purchaser.

        4.    Investment and Taxation Representations.    In connection with the purchase of the Shares, Purchaser represents to the Company the following:

          (a)   Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

          (b)   Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c)   Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d)   Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

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          (e)   Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f)    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        5.    Restrictive Legends and Stop-Transfer Orders.

          (a)    Legends.    The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

    (i)
    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

    (ii)
    THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b)    Stop-Transfer Notices.    Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)    Refusal to Transfer.    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        6.    No Employment Rights.    Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

        7.    Lock-Up Agreement.    In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the

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effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        8.    Miscellaneous.

          (a)    Governing Law.    This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)    Entire Agreement; Enforcement of Rights.    This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)    Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)    Construction.    This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)    Notices.    Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)    Successors and Assigns.    The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)    California Corporate Securities Law.    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

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        The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY:
ANACOR PHARMACEUTICALS, INC.
By:

Name:

Title:

PURCHASER:
«Optionee»
(Signature)
Address:

I,                        , spouse of «Optionee», have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of «Optionee»

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ANACOR PHARMACEUTICALS, INC.

2001 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

[version used beginning March 2009]

        1.    Grant of Option.    Anacor Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby grants to                        ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant of Stock Options and Stock Option Agreement (the "Notice"), at the exercise price per Share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the Anacor Pharmaceuticals, Inc. 2001 Equity Incentive Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

        2.    Designation of Option.    This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

        Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

        3.    Exercise of Option.    This Option shall be exercisable during its term in accordance with the vesting schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

          (a)    Right to Exercise.

              (i)  This Option may not be exercised for a fraction of a share.

             (ii)  In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

            (iii)  In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (b)    Method of Exercise.

              (i)  This Option shall be exercisable by execution and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Exercise Agreement") or of any other form of written notice approved for such purpose by the Company which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

             (ii)  As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

            (iii)  The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

        4.    Method of Payment.    Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

          (a)   cash or check;

          (b)   prior to the date, if any, upon which the Common Stock becomes a Listed Security, by surrender of other shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised. In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such other period of time, if any, as is necessary to avoid the Company's incurring adverse accounting charges); or

          (c)   following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting "same day sale" cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

        5.    Termination of Relationship; Early Termination of Option.    Following the date of termination of Optionee's Continuous Service Status for any reason (the "Termination Date"), Optionee may exercise the Option only as set forth in the Notice and this Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice. Optionee shall be responsible for keeping track of these exercise periods following termination for any reason of Optionee's Continuous Service Status. The Company will not provide further notice of such periods.

          (a)    Termination.    In the event of termination of Optionee's Continuous Service Status other than as a result of Optionee's disability or death, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option for three months following the Termination Date.

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          (b)    Other Terminations.    In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

            (i)    Termination upon Disability of Optionee.    In the event of termination of Optionee's Continuous Service Status as a result of Optionee's disability, Optionee may, but only within twelve months following the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date.

            (ii)    Death of Optionee.    In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option as of the Termination Date.

          (c)    Termination of Option.    This Option may terminate prior to its Expiration Date and prior to the dates specified under Section 5(a) and (b) above under certain circumstances as set forth in Section 13 of the Plan.

        6.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

        7.    Tax Consequences.    The Company has not provided any tax advice with respect to this Option or the disposition of the Shares. Optionee should obtain advice from an appropriate independent professional adviser with respect to the taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option (each, a "Trigger Event") and on any subsequent sale or disposition of the Shares. Optionee should also take advice in respect of the taxation indemnity provisions under Section 8 below. The per share Exercise Price of the Option is intended to be at least equal to the fair market value of the Company's Common Stock at the date of grant. The Company has attempted in good faith to make the fair market value determination in compliance with applicable tax law although there can be no certainty that the IRS will agree. If the IRS does not agree and asserts the fair market value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on Optionee, including interest and penalties under Internal Revenue Code Section 409A. While the Company thinks this is an unlikely event, the Company cannot provide absolute assurance and Optionee may want to consult Optionee's own tax adviser with any questions.

        8.    Optionee's Taxation Indemnity.

          (a)   To the extent permitted by law, Optionee hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of Optionee's country or citizenship and/or residence to the extent arising from a Trigger Event or arising out of the acquisition, retention and disposal of the Shares.

          (b)   The Company shall not be obliged to allot and issue any of the Shares or any interest in the Shares unless and until Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has for any amount of, or representing, income tax or any other tax arising from a Trigger Event (the "Option Tax Liability"), or Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability will be recovered from Optionee within such period as the Company may then determine.

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        9.    Data Protection.

          (a)   To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Optionee and to transfer this data to certain third parties such as brokers with whom Optionee may elect to deposit any share capital under the Plan. Optionee consents to the Company (or its payroll administrators) collecting, holding and processing Optionee's personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

          (b)   Optionee understands that Optionee may, at any time, view Optionee's personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Optionee's involvement in the Plan in a timely fashion or at all and this may be detrimental to Optionee.

        10.    Lock-Up Agreement.    In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        11.    No Employment Rights.    Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Optionee's employment or consulting relationship, for any reason, with or without cause.

        12.    Governing Law.    This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

        13.    Effect of Agreement.    Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

IRS Circular 230 Disclosure:    To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this communication (including any attachments) (i) was not intended or written to be used, and cannot be used, for the purpose of avoiding any tax penalty and (ii) was not written to promote, market or recommend the transaction or matter addressed in the communication. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

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EXHIBIT A

ANACOR PHARMACEUTICALS, INC.

2001 EQUITY INCENTIVE PLAN

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

        This Agreement ("Agreement") is made as of                        , by and between Anacor Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and                        ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2001 Equity Incentive Plan.

        1.    Exercise of Option.    Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                        shares of the Common Stock (the "Shares") of the Company under and pursuant to the Company's 2001 Equity Incentive Plan (the "Plan") and the Stock Option Agreement granted                        (the "Option Agreement"). The purchase price for the Shares shall be $            per Share for a total purchase price of $            . The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

        2.    Time and Place of Exercise.    The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the exercise price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 4 of the Option Agreement, or (d) by a combination of the foregoing.

        3.    Limitations on Transfer.    In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a)    Right of First Refusal.    Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the "Right of First Refusal").

            (i)    Notice of Proposed Transfer.    The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

            (ii)    Exercise of Right of First Refusal.    At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

            (iii)    Purchase Price.    The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

            (iv)    Payment.    Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

            (v)    Holder's Right to Transfer.    If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

            (vi)    Exception for Certain Family Transfers.    Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)    Involuntary Transfer.

            (i)    Company's Right to Purchase upon Involuntary Transfer.    In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

            (ii)    Price for Involuntary Transfer.    With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed

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    upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (c)    Assignment.    The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (e)    Restrictions Binding on Transferees.    All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are satisfied.

          (f)    Termination of Rights.    The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) herein and delivered to Purchaser.

        4.    Investment and Taxation Representations.    In connection with the purchase of the Shares, Purchaser represents to the Company the following:

          (a)   Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

          (b)   Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c)   Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d)   Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

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          (e)   Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f)    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

          (g)   Purchaser understands that the per share "Exercise Price" for the Shares is intended to be at least equal to the fair market value of the Company's Common Stock at the date of grant and that the Company has attempted in good faith to make the fair market value determination in compliance with applicable tax law although there can be no certainty that the IRS will agree. Purchaser understands that if the IRS does not agree and asserts that the fair market value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on Purchaser, including interest and penalties under Internal Revenue Code Section 409A.

        5.    Restrictive Legends and Stop-Transfer Orders.

          (a)    Legends.    The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

    (i)
    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED UNLESS EFFECTED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UNDER ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT OF 1933 (AS TO WHICH AVAILABILITY THE COMPANY MAY REQUIRE THE SELLER/TRANSFEROR TO PROVIDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

    (ii)
    THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b)    Stop-Transfer Notices.    Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)    Refusal to Transfer.    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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        6.    No Employment Rights.    Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

        7.    Lock-Up Agreement.    In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        8.    Tax Consequences.    Purchaser should obtain advice from an appropriate independent professional adviser with respect to the taxation implications of the grant, issuance, purchase, retention, assignment, release, cancellation, sale or any other disposal of the Shares (each, a "Trigger Event"). Participant should also take advice in respect of the taxation indemnity provisions under Section 9 below.

        9.    Purchaser's Taxation Indemnity.

          (a)   To the extent permitted by law, Purchaser hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of Purchaser's country or citizenship and/or residence to the extent arising from a Trigger Event.

          (b)   The Company shall not be obliged to allot and issue any of the Shares or any interest in the Shares unless and until Purchaser has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has for any amount of, or representing, income tax or any other tax arising from a Trigger Event (the "Shares Tax Liability"), or Purchaser has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Shares Tax Liability will be recovered from Purchaser within such period as the Company may then determine.

        10.    Data Protection.

          (a)   To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Purchaser and to transfer this data to certain third parties such as brokers with whom Purchaser may elect to deposit any share capital under the Plan. Purchaser consents to the Company (or its payroll administrators) collecting, holding and processing Purchaser's personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

          (b)   Purchaser understands that Purchaser may, at any time, view Purchaser's personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Purchaser's involvement in the Plan in a timely fashion or at all and this may be detrimental to Purchaser.

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        11.    Miscellaneous.

          (a)    Governing Law.    This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)    Entire Agreement; Enforcement of Rights.    This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)    Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)    Construction.    This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)    Notices.    Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)    Successors and Assigns.    The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)    California Corporate Securities Law.    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

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        The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY:
ANACOR PHARMACEUTICALS, INC.
By:

Name:

Title:

PURCHASER:

(Signature)
Address:

I,                        , spouse of                        , have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of

IRS Circular 230 Disclosure:    To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this communication (including any attachments) (i) was not intended or written to be used, and cannot be used, for the purpose of avoiding any tax penalty and (ii) was not written to promote, market or recommend the transaction or matter addressed in the communication. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

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